Exhibit 10.49

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of January 31, 2012 (this “Amendment”), is made by and among COGDELL SPENCER LP, a Delaware limited partnership (the “Borrower”), COGDELL SPENCER INC., a Maryland corporation (“CSI”), EACH LENDER PARTY HERETO, EACH OF THE UNDERSIGNED GUARANTORS and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”).

RECITALS:

WHEREAS, the Borrower, CSI, the Agent and the lenders party thereto (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Credit Agreement dated as of August 2, 2011 (as amended by Amendment No. 1 dated November 1, 2011, Amendment No. 2 dated December 22, 2011, as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a term loan facility; capitalized terms used in this Amendment not otherwise defined herein shall have the definitions set forth in the Credit Agreement; and

WHEREAS, the Guarantors and the Agent have entered into a Guaranty Agreement dated as of August 2, 2011 (the “Guaranty Agreement”); and

WHEREAS, Section 5A.04(e) of the Credit Agreement requires the delivery to the Agent of consents and acknowledgements from the ground lessors of certain Borrowing Base Properties by February 1, 2012 and the Borrower has not been able to obtain such a consent and acknowledgement with respect to the Property referred to as “Methodist Professional Center I” on Schedule 5A.04(d) of the Credit Agreement within such time period; and

WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain terms of the Credit Agreement, and the Agent and the Lenders party hereto are willing to effect such amendments upon the terms and conditions contained in this Amendment; and

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Credit Agreement. Subject to the conditions set forth in Section 2, the Credit Agreement is hereby amended, effective as of the date hereof, as follows: Section 5A.04(e) is amended to delete “of the Closing Date” after “by February 1, 2012” in each of the third and fourth sentences thereof and to insert “(or July 1, 2012 in the case of the Property referred to on Schedule 5A.04(d) as Methodist Professional Center I)” after “by February 1, 2012” in each of such third and fourth sentences.

2. Effectiveness; Conditions Precedent. Upon receipt by the Agent of counterparts of this Amendment, duly executed by the Borrower, the Guarantors, the Agent and the Required Lenders, this Amendment shall be effective as of the date hereof.

3. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties made by it in Article VI of the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date;

(b) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(c) No Default or Event of Default exists.

4. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Borrower hereby acknowledges and agrees that the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic format (including .pdf) shall be effective as delivery of a manually executed original counterpart of this Amendment.

7. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

8. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

10. Expenses. Without limiting the provisions of Section 11.04 of the Credit Agreement, the Borrower agrees to pay all reasonable out of pocket costs and expenses (including without limitation reasonable legal fees and expenses) incurred before or after the date hereof by the Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.

11. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations and the effectiveness and priority of any Liens granted thereunder, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COGDELL SPENCER LP, a Delaware limited partnership

By:	CS Business Trust I, a Maryland Statutory Trust, its General Partner

By:
Name: Charles M. Handy Title: Chief Financial Officer and Trustee

COGDELL SPENCER INC., as Guarantor

By:
Name: Charles M. Handy
Title: Chief Financial Officer

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

GUARANTORS:

ERDMAN COMPANY, a Wisconsin corporation

By:
Name: Charles M. Handy Title: Chief Financial Officer

CS BUSINESS TRUST I, a Maryland Statutory Trust

CS BUSINESS TRUST II, a Maryland Statutory Trust

By:
Name: Charles M. Handy Title: Chief Financial Officer and Trustee

COGDELL SPENCER ADVISORS MANAGEMENT,

LLC, a Delaware limited liability company

By:
Name: Charles M. Handy Title: Manager

AUGUSTA MEDICAL PARTNERS, LLC,

a Georgia limited liability company

CAROLINA FOREST PLAZA, LLC, a South

Carolina limited liability company

FRANCISCAN DEVELOPMENT COMPANY,

LLC, a North Carolina limited liability company

200 ANDREWS, LLC, a South Carolina limited

liability company

INDIANAPOLIS MOB, LLC, an Indiana limited liability

company

EAST JEFFERSON MEDICAL PLAZA, LLC, a

Louisiana limited liability company

BEAUFORT MEDICAL PLAZA, LLC, a South Carolina

limited liability company

RIVER HILLS MEDICAL ASSOCIATES, LLC, a South

Carolina limited liability company

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its Manager

By:
Name: Charles M. Handy Title: Manager

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

CABARRUS POB, LP, a North Carolina

limited partnership

COGDELL INVESTORS (BIRKDALE), LP,

a North Carolina limited partnership

COGDELL INVESTORS (BIRKDALE II), LP,

a North Carolina limited partnership

COGDELL INVESTORS (MALLARD), LP,

a North Carolina limited partnership

COPPERFIELD MOB, LP, a North Carolina

limited partnership

EAST ROCKY MOUNT KIDNEY CENTER

ASSOCIATES, LP, a North Carolina limited

partnership

GASTON MOB, LP, a North Carolina limited

partnership

MARY BLACK WESTSIDE MEDICAL PARK

I LIMITED PARTNERSHIP, a South Carolina

limited partnership

MEDICAL INVESTORS III, LP, a South

Carolina limited partnership

WEST MEDICAL OFFICE I, LP, a South

Carolina limited partnership

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its General Partner

By:
Name: Charles M. Handy Title: Manager

VERDUGO MOB, LP, a California limited partnership

By:	Verdugo Management, LLC, a California limited liability company, its General Partner

By:
Name: Charles M. Handy Title: Manager

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

MULBERRY MEDICAL PARK LIMITED

PARTNERSHIP, a North Carolina limited partnership

COGDELL INVESTORS (OSS), LP, a North

Carolina limited partnership

By:	Cogdell Spencer Advisors Management, LLC, a Delaware limited liability company, its General Partner

By:
Name: Charles M. Handy Title: Manager

ANCHOR COGDELL COVINGTON, LLC, a Kentucky

limited liability company

ANCHOR COGDELL FLORENCE, LLC, a Kentucky

limited liability company

By:
Name: Charles M. Handy Title: Manager

ANCHOR COGDELL DOYLESTOWN, LP, a

Pennsylvania limited partnership

By:	Anchor Cogdell Doylestown GP, LLC, a Pennsylvania limited liability company, its General Partner

By:
Name: Charles M. Handy Title: Manager

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

LENDERS: BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

CITIBANK, N.A., as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

REGIONS BANK, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page

RAYMOND JAMES BANK, FSB, as a Lender

By:
Name:
Title:

AMENDMENT NO. 3 TO CREDIT AGREEMENT

Signature Page